UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03721

BNY Mellon Intermediate Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	05/31/23

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Intermediate Municipal Bond Fund, Inc.

ANNUAL REPORT May 31, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2022, through May 31, 2023, as provided by portfolio managers, Thomas Casey and Daniel Rabasco, of Insight North America LLC, sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended May 31, 2023, BNY Mellon Intermediate Municipal Bond Fund, Inc. (the “fund”) produced a total return of .69%.1 In comparison, the Bloomberg Municipal Bond: 7 Year Index (6-8) (the “Index”), the fund’s benchmark, provided a total return of 1.12% for the same period.2

Municipal bonds posted gains during the period as inflation fears eased, and the pace of interest-rate hikes by the Federal Reserve (the “Fed”) eased. The fund underperformed the Index, due primarily to an overweight position in pre-paid gas bonds and to unfavorable security selection.

The Fund’s Investment Approach

The fund seeks the maximum amount of current income exempt from federal income tax as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowing for investment purposes, in municipal bonds that provide income exempt from federal income tax.

The fund invests at least 80% of its assets in municipal bonds rated A or higher, or the unrated equivalent as determined by the sub-adviser. The fund may invest up to 20% of its assets in municipal bonds rated below A, including bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by the sub-adviser. The dollar-weighted, average maturity of the fund’s portfolio generally is between three and ten years.

We focus on identifying undervalued sectors and securities, and we minimize the use of interest-rate forecasting. We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values.

Market Gains as Inflation Retreats, Rate Hikes Ease

During the reporting period, the municipal bond market experienced volatility driven by economic uncertainty, rising inflation and geopolitical risk. While employment remained strong, the outcome of the Fed tightening policy was uncertain, with investors fearing that an economic slowdown was becoming more likely. Toward the end of the period, inflation began to ease, and investors began to anticipate the end of the Fed’s rate hikes, but economic data remained mixed, causing the market to meander. Uncertainty regarding the outcome of the stalemate on the federal debt ceiling also hindered the market.

Inflation measures stayed near multidecade highs during the first part of the reporting period, while the Fed continued increasing the federal funds rate, raising it eight times between June 1, 2022 and May 31, 2023. Toward the end of the period, the Fed began to moderate these increases, hiking by just 25 basis points in February, March and May 2023.

By the end of the period, the federal funds target rate was 5.00%–5.25%, up from 0.75%–1.00% at the start of the period.

Fears that the economy could slow were realized when the first quarter GDP figures were released in April 2022 showing the economy declined somewhat. A still-strong labor market, however, suggested that the economy could rebound, but second quarter data showed that the economy shrank again, making for two-consecutive quarters of decline. The economy rebounded in the third and fourth quarters of 2022, however, posting gains of 3.2% and 2.6%, respectively. Growth continued in the first quarter of 2023, with the economy expanding by 1.3%.

For much of the period, the persistence of higher-than-expected inflation, combined with measures from the Fed to combat it, led to significant outflows from municipal bond mutual funds. The need for fund managers to meet redemptions only added to the downward momentum.

While headwinds prevailed over most of the period, credit fundamentals in the municipal market remained strong. In addition, turmoil resulted in more attractive valuations in many segments of the market, creating the potential for outperformance in the future.

Late in 2022 and into 2023, municipal bonds began to rebound as inflation abated; economic indicators suggested a recession was on the horizon; and investors began to anticipate the end of the Fed’s rate-hiking cycle. A perception that the stress on regional banks resulting from the banking crisis would help slow the economy also supported the market. For a time, the stalemate in Congress over the federal debt ceiling also gave investors pause as the outcome appeared uncertain. Nevertheless, the normal seasonal decline in supply, combined with the seasonal reinvestment of maturing bonds, buoyed the market.

In May 2023, volatility increased, in part due to technical factors, including elevated supply. In addition, uncertainty about the Fed’s interest rate decision at its June 2023 meeting and whether it would begin to cut rates later in the year added to volatility as well. Ongoing concerns about inflation also played a large role in the increase in market volatility. Much of this occurred at the short end of the municipal bond yield curve which underperformed as short-term rates rose to a greater degree than intermediate rate and produced a greater inversion in May. As a result of the market volatility, outflows from municipal bond mutual funds increased which hurt valuations.

Pre-paid Gas Bonds and Security Selection Hindered Fund Results

The fund’s performance versus the Index was hampered primarily by an overweight position in pre-paid gas bonds. Unfavorable security selection also detracted from relative results. Security selection in the airport, appropriation, housing, public power and special tax sectors were especially notable.

In contrast, the fund’s relatively short duration was beneficial, as was the fund’s curve positioning, which emphasized intermediate bonds. Asset allocation also contributed positively, with overweights to tobacco and airport bonds aiding performance. Selections in certain other sectors, especially water & sewer and hospitals, were also advantageous. The fund did not make use of derivatives during the reporting period.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

A Sanguine Near-Term Outlook

Despite the uncertainty surrounding the Fed’s current “hawkish pause” in monetary tightening, we are constructive on the near-term outlook, given the favorable technical factors. New issuance is expected to remain light, while demand should be bolstered by seasonal factors, including the reinvestment of coupon payments and maturing bonds. We also believe municipal bond yields are attractive on a historical basis and that fundamentals remain sound.

June 15, 2023

1 Total return includes reinvestment of dividends. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through September 30, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The Bloomberg Municipal Bond: 7 Year Index (6-8) covers the U.S. dollar-denominated, 6-8 year, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon Intermediate Municipal Bond Fund, Inc. with a hypothetical investment of $10,000 in the Bloomberg Municipal Bond: 7 Year Index (6-8) (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in BNY Mellon Intermediate Municipal Bond Fund, Inc. on 5/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in municipal securities and maintains a portfolio with a weighted average maturity ranging between 3 and 10 years. The fund’s performance shown in the line graph above takes into account fees and expenses. The Index, unlike the fund, covers the U.S. dollar-denominated 6-8 year tax-exempt bond market. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/2023
	1 Year	5 Years	10 Years
BNY Mellon Intermediate Municipal Bond Fund, Inc.	.69%	1.31%	1.82%
Bloomberg Municipal Bond: 7 Year Index (6-8)	1.12%	1.74%	2.03%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Intermediate Municipal Bond Fund, Inc. from December 1, 2022 to May 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended May 31, 2023

Expenses paid per $1,000†	$3.52
Ending value (after expenses)	$1,014.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended May 31, 2023

Expenses paid per $1,000†	$3.53
Ending value (after expenses)	$1,021.44
†	Expenses are equal to the fund’s annualized expense ratio of .70%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
May 31, 2023

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - .3%
Collateralized Municipal-Backed Securities - .3%
Arizona Industrial Development Authority, Revenue Bonds, Ser. 2019-2 (cost $1,798,276)	3.63	5/20/2033	1,638,386		1,497,894

Long-Term Municipal Investments - 98.7%
Alabama - 3.3%
Birmingham-Jefferson Civic Center Authority, Special Tax Bonds, Ser. B	5.00	7/1/2038	2,975,000		3,105,007
Black Belt Energy Gas District, Revenue Bonds (Project No. 5) Ser. A1	4.00	10/1/2026	1,000,000	[a]	995,343
Black Belt Energy Gas District, Revenue Bonds, Refunding	4.00	12/1/2031	1,300,000	[a]	1,289,621
The Lower Alabama Gas District, Revenue Bonds (Gas Project)	4.00	12/1/2025	3,500,000	[a]	3,483,872
The Lower Alabama Gas District, Revenue Bonds, Ser. A	5.00	9/1/2031	2,000,000		2,056,855
The Southeast Alabama Gas Supply District, Revenue Bonds (Project No. 2) Ser. A	4.00	6/1/2024	3,745,000	[a]	3,740,299
				14,670,997
Arizona - .4%
Phoenix Civic Improvement Corp., Revenue Bonds, Ser. B	5.00	7/1/2030	1,500,000		1,611,046
Arkansas - .4%
Fort Smith Water & Sewer, Revenue Bonds, Refunding	5.00	10/1/2035	1,500,000		1,604,076
California - 3.1%
California, GO	5.00	11/1/2031	1,000,000		1,154,029
California, GO	5.00	10/1/2030	2,500,000		2,780,923
California, GO, Refunding	5.00	9/1/2034	2,000,000		2,354,146
California, GO, Refunding	5.00	4/1/2035	850,000		937,740
California, GO, Refunding	5.00	4/1/2033	3,645,000		4,077,074
California Housing Finance Agency, Revenue Bonds, Ser. 2021-1	3.50	11/20/2035	1,452,023		1,349,180
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group) Ser. A	5.00	12/1/2031	1,000,000	[b]	1,019,907
				13,672,999

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Colorado - 4.4%
Colorado Health Facilities Authority, Revenue Bonds, Refunding	5.00	11/19/2026	2,270,000	[a] 2,378,565
Colorado Health Facilities Authority, Revenue Bonds, Refunding	5.00	11/19/2026	230,000	[c,d] 245,285
Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. A	5.00	8/1/2034	1,000,000	1,064,156
Colorado Health Facilities Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2030	1,750,000	1,957,487
Denver City & County Airport System, Revenue Bonds, Ser. A	5.50	11/15/2026	12,140,000	12,213,231
Weld County School District No. RE-4, GO (Insured; State Aid Withholding)	5.00	12/1/2041	1,450,000	1,624,635
				19,483,359
Connecticut - 1.4%
Connecticut, GO, Ser. A	4.00	1/15/2036	3,000,000	3,104,770
Connecticut, GO, Ser. F	5.00	11/15/2038	2,000,000	2,244,912
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Ser. B	5.00	12/1/2032	1,000,000	1,018,319
				6,368,001
District of Columbia - 1.6%
District of Columbia, Revenue Bonds, Ser. A	5.00	7/1/2041	2,000,000	2,200,773
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2027	3,500,000	3,686,240
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2025	1,000,000	1,004,591
				6,891,604
Florida - 4.6%
Broward County Airport System, Revenue Bonds	5.00	10/1/2036	2,000,000	2,076,860
Broward County School District, COP, Refunding, Ser. A	5.00	7/1/2027	4,000,000	4,298,020
Central Florida Expressway Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. D	5.00	7/1/2035	1,500,000	1,698,053
Florida Municipal Power Agency, Revenue Bonds (Requirements Power Supply Project)	5.00	10/1/2030	1,250,000	1,290,053

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Florida - 4.6% (continued)
Hillsborough County Solid Waste & Resource Recovery, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2026	1,260,000	1,310,590
JEA Electric System, Revenue Bonds, Refunding, Ser. 3A	4.00	10/1/2036	1,700,000	1,720,288
Orange County Convention Center, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2032	3,275,000	3,460,025
South Miami Health Facilities Authority, Revenue Bonds, Refunding (Baptist Health South Florida Obligated Group)	5.00	8/15/2031	1,750,000	1,856,561
Sunshine Skyway Bridge, Revenue Bonds, Ser. A	4.00	7/1/2033	2,500,000	2,593,782
				20,304,232
Georgia - 2.3%
Fulton County Development Authority, Revenue Bonds, Ser. A	5.00	4/1/2036	1,350,000	1,402,718
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Project No. 1) Ser. A	5.00	1/1/2028	2,500,000	2,596,397
Main Street Natural Gas, Revenue Bonds, Ser. A	5.50	9/15/2028	2,530,000	2,663,218
Main Street Natural Gas, Revenue Bonds, Ser. B, 1 Month LIBOR +0.75%	4.12	9/1/2023	2,500,000	[a,e] 2,500,348
The Atlanta Development Authority, Revenue Bonds, Ser. A1	5.00	7/1/2027	1,000,000	1,035,642
				10,198,323
Hawaii - .7%
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2031	1,615,000	1,715,336
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2030	1,500,000	1,592,974
				3,308,310
Illinois - 9.7%
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	12/1/2030	2,500,000	2,646,351
Chicago II Waterworks, Revenue Bonds, Refunding	5.00	11/1/2025	1,200,000	1,241,551
Chicago II Waterworks, Revenue Bonds, Refunding	5.00	11/1/2027	2,000,000	2,083,872
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2029	4,000,000	4,058,601

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Illinois - 9.7% (continued)
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2035	3,000,000	3,115,005
Chicago Park District, GO, Refunding, Ser. C	5.00	1/1/2028	1,000,000	1,007,231
Chicago Park District, GO, Refunding, Ser. C	5.00	1/1/2030	940,000	947,462
Greater Chicago Metropolitan Water Reclamation District, GO, Refunding, Ser. A	5.00	12/1/2031	3,275,000	3,461,082
Greater Chicago Metropolitan Water Reclamation District, GO, Refunding, Ser. D	5.00	12/1/2031	1,000,000	1,165,743
Illinois, GO, Ser. B	5.25	5/1/2038	1,250,000	1,364,050
Illinois, Revenue Bonds (Insured; Build America Mutual) Ser. A	5.00	6/15/2030	2,600,000	2,777,149
Illinois Finance Authority, Revenue Bonds, Refunding (OSF Healthcare System Obligated Group) Ser. A	5.00	11/15/2028	1,205,000	1,246,524
Illinois Finance Authority, Revenue Bonds, Refunding (Rush University Medical Center Obligated Group) Ser. B	5.00	11/15/2033	2,140,000	2,192,908
Illinois Toll Highway Authority, Revenue Bonds, Ser. A	5.00	1/1/2042	1,110,000	1,162,654
Railsplitter Tobacco Settlement Authority, Revenue Bonds	5.00	6/1/2028	2,270,000	2,385,742
Regional Transportation Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.50	7/1/2030	2,500,000	2,950,473
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	1/1/2036	2,750,000	2,932,232
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	1/1/2034	1,500,000	1,668,728
The Illinois Sports Facilities Authority, Revenue Bonds, Refunding (Insured; Build America Mutual)	5.00	6/15/2029	1,000,000	1,050,296
University of Illinois, Revenue Bonds (Auxiliary Facilities System) Ser. A	5.00	4/1/2032	3,655,000	3,673,615
				43,131,269
Indiana - 3.1%
Indiana Finance Authority, Revenue Bonds, Refunding (CWA Authority Project) Ser. 1	4.00	10/1/2036	1,250,000	1,266,673

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Indiana - 3.1% (continued)
Indiana Finance Authority, Revenue Bonds, Refunding (CWA Authority Project) Ser. 1	4.00	10/1/2035	1,500,000		1,539,301
Indiana Finance Authority, Revenue Bonds, Refunding (Indianapolis Power & Light Co.) Ser. A	3.13	12/1/2024	1,500,000		1,478,288
Indiana Municipal Power Agency, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2036	3,000,000		3,093,634
Richmond Hospital Authority, Revenue Bonds, Refunding (Reid Hospital & Health Care Services Obligated Group) Ser. A	5.00	1/1/2028	2,440,000		2,485,787
Whiting, Revenue Bonds (BP Products North America Project)	5.00	11/1/2024	4,000,000	[a]	4,058,721
				13,922,404
Iowa - 1.1%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	4.00	12/1/2032	1,000,000	[a]	983,699
Iowa Finance Authority, Revenue Bonds, Refunding (Unitypoint Health) Ser. E	5.00	8/15/2032	2,280,000		2,340,351
Iowa Tobacco Settlement Authority, Revenue Bonds, Refunding, Ser. A2	4.00	6/1/2034	500,000		508,914
PEFA, Revenue Bonds (Gas Project)	5.00	9/1/2026	1,000,000	[a]	1,021,253
				4,854,217
Kentucky - 2.3%
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	4/1/2024	1,255,000	[a]	1,253,413
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	6/1/2026	1,500,000	[a]	1,495,129
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	8/1/2030	1,000,000	[a]	974,040
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	5,500,000	[a]	5,495,709
Louisville & Jefferson County Metropolitan Government, Revenue Bonds (Norton Healthcare Obligated Group) Ser. C	5.00	10/1/2026	1,000,000	[a]	1,033,807
				10,252,098
Louisiana - .7%
Jefferson Sales Tax District, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	12/1/2032	2,250,000		2,338,014

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Louisiana - .7% (continued)
St. John the Baptist Parish, Revenue Bonds, Refunding (Marathon Oil Corp.)	2.20	7/1/2026	1,000,000	[a] 940,822
				3,278,836
Maryland - 1.9%
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Maryland Medical System Obligated Group) Ser. B2	5.00	7/1/2027	2,350,000	[a] 2,459,672
Maryland Stadium Authority, Revenue Bonds	5.00	5/1/2037	3,090,000	3,289,785
Maryland Transportation Authority, Revenue Bonds	5.00	6/1/2024	2,490,000	2,510,005
				8,259,462
Massachusetts - 2.3%
Massachusetts, GO, Ser. D	4.00	5/1/2034	3,500,000	3,665,879
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Health System)	5.00	7/1/2034	2,630,000	2,766,937
Massachusetts Transportation Trust Fund Metropolitan Highway System, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2034	3,500,000	3,866,436
				10,299,252
Michigan - 3.5%
Great Lakes Water Authority Water Supply System, Revenue Bonds, Refunding, Ser. D	5.00	7/1/2036	5,000,000	5,213,758
Michigan Finance Authority, Revenue Bonds, Refunding (Beaumont-Spectrum)	5.00	4/15/2034	1,190,000	1,347,935
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Credit Obligated Group) Ser. A	5.00	12/1/2034	2,000,000	2,128,697
Michigan Strategic Fund, Revenue Bonds (AMT-I-75 Improvement Project)	5.00	6/30/2031	4,395,000	4,548,572
Utica Community Schools, GO, Refunding (Insured; Qualified School Bond Loan Fund)	5.00	5/1/2032	940,000	1,050,791
Utica Community Schools, GO, Refunding (Insured; Qualified School Bond Loan Fund)	5.00	5/1/2031	1,000,000	1,118,676
				15,408,429

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Missouri - 2.7%
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (CoxHealth Obligated Group) Ser. A	5.00	11/15/2035	3,705,000	3,797,270
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (Mercy Health) Ser. A	5.00	6/1/2025	2,500,000	2,569,628
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	5.00	11/15/2028	1,300,000	1,359,047
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	5.00	11/15/2026	1,000,000	1,045,659
Missouri Joint Municipal Electric Utility Commission, Revenue Bonds, Refunding (Prairie State Project) Ser. A	5.00	12/1/2030	3,270,000	3,349,012
				12,120,616
Nebraska - 2.3%
Omaha Public Power District, Revenue Bonds, Ser. A	5.00	2/1/2040	2,000,000	2,218,617
Public Power Generation Agency, Revenue Bonds, Refunding	5.00	1/1/2038	1,000,000	1,031,211
Public Power Generation Agency, Revenue Bonds, Refunding	5.00	1/1/2030	2,250,000	2,285,503
Public Power Generation Agency, Revenue Bonds, Refunding	5.00	1/1/2029	4,750,000	4,829,325
				10,364,656
Nevada - .5%
Clark County School District, GO, Ser. A	5.00	6/15/2039	1,500,000	1,643,032
Reno, Revenue Bonds, Refunding	5.00	6/1/2035	500,000	531,385
				2,174,417
New Jersey - 5.1%
New Jersey, GO (COVID-19 Emergency Bonds) Ser. A	4.00	6/1/2031	1,000,000	1,065,655
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2027	1,160,000	1,193,601
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2030	1,400,000	1,501,196

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
New Jersey - 5.1% (continued)
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2024	2,400,000	2,430,670
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Ser. B	5.00	12/1/2026	1,425,000	1,472,136
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.25	6/15/2039	2,500,000	2,734,060
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2038	1,000,000	1,078,616
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. D	5.00	1/1/2028	1,000,000	1,052,833
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. E	5.00	1/1/2031	1,250,000	1,359,057
The Camden County Improvement Authority, Revenue Bonds, Refunding (Rowan University Project) (Insured; Build America Mutual) Ser. A	5.00	7/1/2033	3,070,000	3,405,545
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2037	3,150,000	3,291,793
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2036	2,175,000	2,285,205
				22,870,367
New York - 7.5%
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2031	2,135,000	2,270,530
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2030	1,365,000	1,411,904
Nassau County Interim Finance Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/15/2032	1,500,000	1,650,168
New York City, GO, Refunding, Ser. A1	5.00	8/1/2031	1,000,000	1,139,096
New York City, GO, Ser. A1	4.00	8/1/2037	2,195,000	2,228,497
New York City, GO, Ser. C	4.00	8/1/2036	1,250,000	1,279,844
New York City, GO, Ser. F1	4.00	3/1/2038	1,000,000	1,007,111
New York City Health & Hospitals Corp., Revenue Bonds, Refunding, Ser. A	5.00	2/15/2028	1,000,000	1,090,682
New York City Transitional Finance Authority, Revenue Bonds, Ser. B1	4.00	11/1/2043	2,100,000	2,076,739
New York City Transitional Finance Authority, Revenue Bonds, Ser. B1	4.00	8/1/2038	2,680,000	2,706,095

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
New York - 7.5% (continued)
New York State Urban Development Corp., Revenue Bonds (State of New York Personal Income Tax) Ser. A	4.00	3/15/2039	3,420,000	3,431,409
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	4.00	10/1/2030	2,500,000	2,488,891
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2035	3,850,000	4,095,557
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2034	1,000,000	1,006,119
Port Authority of New York & New Jersey, Revenue Bonds, Refunding	5.00	1/15/2035	2,000,000	2,234,689
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2032	3,000,000	3,126,688
				33,244,019
North Carolina - .9%
Charlotte Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2038	1,360,000	1,455,257
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2028	1,500,000	1,589,895
The Charlotte-Mecklenburg Hospital Authority, Revenue Bonds (Atrium Health Obligated Group)	5.00	12/1/2028	1,000,000	[a] 1,089,682
				4,134,834
Ohio - 2.8%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. A2	5.00	6/1/2034	3,075,000	3,278,455
Ohio, Revenue Bonds (Cleveland Clinic Health System Obligated Group)	2.75	5/1/2028	1,500,000	[a] 1,453,513
Ohio, Revenue Bonds, Refunding (Cleveland Clinic Health Systems Obligated Group) Ser. A	5.00	1/1/2031	1,250,000	1,350,705
Ohio, Revenue Bonds, Refunding, Ser. A	5.00	1/15/2033	1,650,000	1,786,908
Sycamore Community School District, GO, Refunding	4.00	12/1/2030	4,115,000	4,378,949
				12,248,530

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Oregon - 1.8%
Medford Hospital Facilities Authority, Revenue Bonds, Refunding (Asante Project) Ser. A	5.00	8/15/2033	500,000		547,891
Oregon, GO (Article XI Q Project) Ser. A	5.00	5/1/2040	1,500,000		1,695,884
Oregon Facilities Authority, Revenue Bonds, Refunding (Legacy Health Project) Ser. A	5.00	6/1/2035	2,500,000		2,579,464
Portland, Revenue Bonds, Ser. A	3.00	3/1/2036	3,500,000		3,256,603
				8,079,842
Pennsylvania - 8.9%
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2031	2,500,000		2,679,174
Luzerne County Industrial Development Authority, Revenue Bonds, Refunding (Pennsylvania-American Water Co.)	2.45	12/3/2029	1,000,000	[a]	913,237
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Obligated Group)	5.00	9/1/2032	1,000,000		1,063,102
Pennsylvania Economic Development Financing Authority, Revenue Bonds (The Penndot Major Bridges)	5.00	12/31/2033	4,125,000		4,482,204
Pennsylvania Higher Education Assistance Agency, Revenue Bonds, Ser. A	5.00	6/1/2031	1,000,000		1,073,586
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2032	1,200,000		1,295,085
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2031	2,400,000		2,602,100
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. 3	5.00	12/1/2029	3,405,000		3,680,214
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2028	3,250,000		3,422,368
Philadelphia, GO, Ser. A	5.00	5/1/2033	3,080,000		3,510,141
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2031	1,000,000		1,044,989
Philadelphia Water & Wastewater, Revenue Bonds, Refunding	5.00	10/1/2033	1,500,000		1,687,662
Southeastern Pennsylvania Transportation Authority, Revenue Bonds	5.25	6/1/2039	1,700,000		1,931,282

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Pennsylvania - 8.9% (continued)
State Public School Building Authority, Revenue Bonds, Refunding (Harrisburg School District Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/2027	1,095,000	1,154,252
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	4.00	9/1/2037	2,725,000	2,689,196
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	4.00	9/1/2035	1,500,000	1,515,186
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2032	2,000,000	2,170,928
The Philadelphia School District, GO, Refunding (Insured; State Aid Withholding) Ser. F	5.00	9/1/2030	2,490,000	2,595,402
The Philadelphia School District, GO, Refunding (Insured; State Aid Withholding) Ser. F	5.00	9/1/2026	10,000	[d] 10,619
				39,520,727
South Carolina - 1.5%
Piedmont Municipal Power Agency, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2029	1,000,000	1,084,292
South Carolina Ports Authority, Revenue Bonds	5.00	7/1/2031	2,000,000	2,135,730
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. A	4.00	12/1/2036	1,000,000	988,382
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. C	5.00	12/1/2025	2,320,000	2,368,361
				6,576,765
Tennessee - 1.5%
Greeneville Health & Educational Facilities Board, Revenue Bonds, Refunding (Ballard Health Obligated Group)	5.00	7/1/2032	1,500,000	1,501,601
Tennessee Energy Acquisition Corp., Revenue Bonds	4.00	11/1/2025	2,000,000	[a] 1,991,771
Tennessee Energy Acquisition Corp., Revenue Bonds, Ser. A	5.25	9/1/2026	1,505,000	1,531,582
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2030	1,350,000	1,460,885
				6,485,839

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Texas - 6.4%
Arlington, Special Tax Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	2/15/2034	1,500,000		1,538,637
Central Texas Turnpike System, Revenue Bonds, Refunding, Ser. C	5.00	8/15/2031	2,500,000		2,529,498
Georgetown Utility System, Revenue Bonds (Insured; Assured Guaranteed Municipal Corp.)	5.00	8/15/2035	1,000,000		1,110,424
Harris County-Houston Sports Authority, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2028	2,770,000		2,820,803
Harris County-Houston Sports Authority, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2029	2,325,000		2,369,198
Love Field Airport Modernization Corp., Revenue Bonds	5.00	11/1/2024	1,000,000		1,012,562
Lower Colorado River Authority, Revenue Bonds, Refunding (LCRA Transmission Services Corp.)	5.00	5/15/2037	3,225,000		3,429,818
Lower Colorado River Authority, Revenue Bonds, Refunding (LCRA Transmission Services Corporation Project)	5.00	5/15/2032	2,000,000		2,204,822
New Hope Cultural Educational Facilities Finance Corp., Revenue Bonds, Refunding (Children's Health System Project) Ser. A	5.00	8/15/2029	1,750,000		1,880,103
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2031	5,000,000		5,125,125
Plano Independent School District, GO	5.00	2/15/2043	1,000,000		1,109,598
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds (CHRISTUS Health Obligated Group) Ser. A	5.00	7/1/2032	1,500,000	[a]	1,669,151
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Baylor Scott & White Health Project) Ser. A	5.00	11/15/2031	1,400,000		1,465,835
				28,265,574
Utah - 1.2%
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2036	5,000,000		5,172,593
Virginia - .9%
Virginia Commonwealth Transportation Board, Revenue Bonds, Refunding (Trans Capital Project)	4.00	5/15/2035	2,855,000		3,013,057

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Virginia - .9% (continued)
Virginia Small Business Financing Authority, Revenue Bonds, Refunding	5.00	12/31/2042	1,000,000	1,026,816
				4,039,873
Washington - 5.5%
Energy Northwest, Revenue Bonds, Refunding (Columbia Generating Station)	5.00	7/1/2040	1,000,000	1,108,149
Energy Northwest, Revenue Bonds, Refunding (Project 1) Ser. A	5.00	7/1/2035	4,355,000	5,028,867
King County Public Hospital District No. 1, GO, Refunding	5.00	12/1/2030	6,930,000	7,286,287
Port of Seattle, Revenue Bonds	5.00	4/1/2028	2,500,000	2,649,373
Port of Seattle, Revenue Bonds, Refunding	5.00	8/1/2041	1,000,000	1,060,389
Washington, GO, Refunding, Ser. R	4.00	7/1/2036	2,270,000	2,355,375
Washington, GO, Ser. B	5.00	2/1/2043	2,500,000	2,779,045
Washington Convention Center Public Facilities District, Revenue Bonds	5.00	7/1/2033	1,330,000	1,386,922
Washington Housing Finance Commission, Revenue Bonds, Ser. A1	3.50	12/20/2035	970,895	888,732
				24,543,139
Wisconsin - 2.4%
Public Finance Authority, Revenue Bonds (KU Campus Development Project)	5.00	3/1/2036	4,500,000	4,615,672
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Children's Hospital of Wisconsin Obligated Group)	5.00	8/15/2034	1,835,000	1,952,980
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (ProHealth Care Obligated Group)	5.00	8/15/2033	2,250,000	2,287,591

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Wisconsin - 2.4% (continued)
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2028	1,890,000	1,926,688
				10,782,931
Total Long-Term Municipal Investments (cost $451,749,732)			438,143,636
Total Investments (cost $453,548,008)			99.0%	439,641,530
Cash and Receivables (Net)			1.0%	4,334,846
Net Assets			100.0%	443,976,376

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2023, these securities were valued at $1,019,907 or .23% of net assets.

c The Variable Rate is determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

e Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

Portfolio Summary (Unaudited) †	Value (%)
General	20.4
Medical	13.0
General Obligation	11.4
Airport	11.4
Transportation	9.3
Power	8.7
School District	5.1
Water	4.2
Education	4.1
Tobacco Settlement	4.0
Development	2.2
Student Loan	1.5
Special Tax	1.1
Multifamily Housing	.8
Nursing Homes	.7
Facilities	.4
Pollution	.3
Utilities	.3
Prerefunded	.1
99.0

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-BILL	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	453,548,008	439,641,530
Cash		838,001
Interest receivable		6,428,434
Receivable for shares of Common Stock subscribed		17,286
Prepaid expenses		27,522
		446,952,773
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		246,637
Payable for investment securities purchased		2,162,530
Payable for shares of Common Stock redeemed		461,844
Directors’ fees and expenses payable		9,055
Other accrued expenses		96,331
		2,976,397
Net Assets ($)		443,976,376
Composition of Net Assets ($):
Paid-in capital		459,597,041
Total distributable earnings (loss)		(15,620,665)
Net Assets ($)		443,976,376

Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)	35,555,250
Net Asset Value Per Share ($)	12.49

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 2023

Investment Income ($):
Interest Income	13,146,299
Expenses:
Management fee—Note 3(a)	2,792,609
Shareholder servicing costs—Note 3(b)	482,497
Professional fees	89,613
Directors’ fees and expenses—Note 3(c)	51,434
Registration fees	33,720
Prospectus and shareholders’ reports	19,550
Chief Compliance Officer fees—Note 3(b)	19,511
Loan commitment fees—Note 2	11,490
Custodian fees—Note 3(b)	9,204
Miscellaneous	31,224
Total Expenses	3,540,852
Less—reduction in expenses due to undertaking—Note 3(a)	(232,786)
Less—reduction in fees due to earnings credits—Note 3(b)	(44,471)
Net Expenses	3,263,595
Net Investment Income	9,882,704
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,061,754)
Net change in unrealized appreciation (depreciation) on investments	(5,038,223)
Net Realized and Unrealized Gain (Loss) on Investments	(7,099,977)
Net Increase in Net Assets Resulting from Operations	2,782,727

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2023	2022
Operations ($):
Net investment income	9,882,704	10,975,140
Net realized gain (loss) on investments	(2,061,754)	2,392,966
Net change in unrealized appreciation (depreciation) on investments	(5,038,223)	(50,512,358)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,782,727	(37,144,252)
Distributions ($):
Distributions to shareholders	(11,679,365)	(12,999,563)
Capital Stock Transactions ($):
Net proceeds from shares sold	16,163,760	19,546,047
Distributions reinvested	9,754,038	10,859,748
Cost of shares redeemed	(67,110,913)	(64,029,155)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(41,193,115)	(33,623,360)
Total Increase (Decrease) in Net Assets	(50,089,753)	(83,767,175)
Net Assets ($):
Beginning of Period	494,066,129	577,833,304
End of Period	443,976,376	494,066,129
Capital Share Transactions (Shares):
Shares sold	1,286,255	1,441,431
Shares issued for distributions reinvested	780,474	801,604
Shares redeemed	(5,363,033)	(4,769,872)
Net Increase (Decrease) in Shares Outstanding	(3,296,304)	(2,526,837)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended May 31,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.72	13.96	13.61	13.72	13.41
Investment Operations:
Net investment income[a]	.27	.27	.29	.31	.32
Net realized and unrealized gain (loss) on investments	(.19)	(1.19)	.39	(.01)	.43
Total from Investment Operations	.08	(.92)	.68	.30	.75
Distributions:
Dividends from net investment income	(.28)	(.27)	(.28)	(.31)	(.32)
Dividends from net realized gain on investments	(.03)	(.05)	(.05)	(.10)	(.12)
Total Distributions	(.31)	(.32)	(.33)	(.41)	(.44)
Net asset value, end of period	12.49	12.72	13.96	13.61	13.72
Total Return (%)	.69	(6.69)	5.09	2.15	5.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.75	.74	.74	.75
Ratio of net expenses to average net assets	.70	.72	.74	.74	.75
Ratio of net investment income to average net assets	2.12	2.00	2.07	2.22	2.38
Portfolio Turnover Rate	14.58	8.68	8.59	16.30	17.02
Net Assets, end of period ($ x 1,000)	443,976	494,066	577,833	570,421	618,044

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Intermediate Municipal Bond Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek the maximum amount of current income exempt from federal income tax as is consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

NOTES TO FINANCIAL STATEMENTS (continued)

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The fund’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in municipal securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Municipal investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service is engaged under the general oversight of the Board. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Municipal-Backed Securities	-	1,497,894	-	1,497,894
Municipal Securities	-	438,143,636	-	438,143,636

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic

NOTES TO FINANCIAL STATEMENTS (continued)

conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Municipal Securities Risk: The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund’s share price. As an example, elevated costs or shortfalls in revenue associated with the spread of the COVID-19 outbreak could affect the ability of municipal issuers to make payments on debt obligations when due. Any such credit impairment could adversely impact the value of their bonds, which could negatively impact the performance of the fund.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four–year period ended May 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $1,111,638, undistributed ordinary income $270,507, accumulated capital losses $2,723,421 and unrealized depreciation $14,279,389.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to May 31, 2023. The fund has $1,094,522 of short-term capital losses and $1,628,899 of long-term capital losses which can be carried forward for an unlimited period..

The tax character of distributions paid to shareholders during the fiscal years ended May 31, 2023 and May 31, 2022 were as follows: tax-exempt income $10,487,939 and $10,918,258, ordinary income $68,729 and $4,026, and long-term capital gains $1,122,697 and $2,077,279, respectively.

(f) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the LIBOR would cease being published. At the time that Update 2020-04 was issued, the UK Financial

NOTES TO FINANCIAL STATEMENTS (continued)

Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of ..60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any fiscal year the aggregate expenses of the fund (excluding taxes, brokerage commissions, interest expense and extraordinary expenses) exceed 1½% of the value of the fund’s average daily net assets, the fund may deduct from the fees paid to the Adviser, or the Adviser will bear such excess expense. During the period ended May 31, 2023, there was no expense reimbursement pursuant to the Agreement.

The Adviser has contractually agreed, from June 1, 2022 through September 30, 2023, to waive receipt of a portion of its management fee in the amount of .05% of the value of the fund’s average daily net assets. On or after September 30, 2023, the Adviser may terminate this waiver agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $232,786 during the period ended May 31, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .288% of the value of the fund’s average daily net assets.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing certain services. These services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2023, the fund was charged $282,756 pursuant to the Shareholder Services Plan.

The fund has arrangements with BNY Mellon Transfer, Inc., (the “Transfer Agent”) and The Bank of New York Mellon (the “Custodian”), both a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent and Custodian fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, and custody net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are

NOTES TO FINANCIAL STATEMENTS (continued)

related to fund subscriptions and redemptions. During the period ended May 31, 2023, the fund was charged $118,053 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $39,952.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2023, the fund was charged $9,204 pursuant to the custody agreement. These fees were partially offset by earnings credits of $4,519.

The fund compensates the Custodian, under a shareholder redemption draft processing agreement, for providing certain services related to the fund’s check writing privilege. During the period ended May 31, 2023, the fund was charged $7,701 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended May 31, 2023, the fund was charged $19,511 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $228,195, Custodian fees of $4,500, Chief Compliance Officer fees of $4,924 and Transfer Agent fees of $29,281, which are offset against an expense reimbursement currently in effect in the amount of $20,263.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended May 31, 2023, amounted to $67,157,811 and $101,484,072, respectively.

At May 31, 2023, the cost of investments for federal income tax purposes was $453,920,919; accordingly, accumulated net unrealized depreciation on investments was $14,279,389, consisting of $1,570,724 gross unrealized appreciation and $15,850,113 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Intermediate Municipal Bond Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Intermediate Municipal Bond Fund, Inc. (the “Fund”), including the statement of investments, as of May 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The fund is not required to have, nor were we engaged to perform, an audit of the fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
July 21, 2023

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from net investment income during the fiscal year ended May 31, 2023 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2022 calendar year on Form 1099-DIV, which will be mailed in early 2024. Also, the fund hereby reports $.0018 per share as a short-term capital gain distribution and $.0307 per share as a long-term capital gain distribution paid on December 23, 2022.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (79)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Joni Evans (81)
Board Member (2006)

Principal Occupation During Past 5 Years:

• www.wowOwow.com, an online community dedicated to women’s conversations and publications, Chief Executive Officer (2007-2019)

• Joni Evans Ltd. publishing, Principal (2006-2019)

No. of Portfolios for which Board Member Serves: 17

———————

Joan Gulley (75)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (June 2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, President (February 2023-Present)

• Orchard Island Club, golf and beach club, Governor (2016-February 2023)

No. of Portfolios for which Board Member Serves: 39

———————

Alan H. Howard (63)
Board Member (2018)

Principal Occupation During Past 5 Years:

• Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008-Present)

• Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012-2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019), including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-2019)

• Rossoff & Co., an independent investment banking firm, Senior Advisor (2013-June 2021)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 17

———————

Robin A. Melvin (59)
Board Member (1995)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 68

———————

Burton N. Wallack (72)
Board Member (2006)

Principal Occupation During Past 5 Years:

Wallack Management Company, a real estate management company, President and Co-owner (1987-Present)

Other Public Company Board Memberships During Past 5 Years:

Mount Sinai Hospital Urology, Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 17

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Benaree Pratt Wiley (77)
Board Member (2016)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development. Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 57

———————

Gordon J. Davis (81)
Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm, Partner (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Family of Funds (53 funds), Board Member (1995-August 2021)

No. of Portfolios for which Advisory Board Member Serves: 39

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Investment Management since February 2023; Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of BNY Mellon. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since April 2015.

OFFICERS OF THE FUND (Unaudited) (continued)

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023, and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023, and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 106 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Intermediate Municipal Bond Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Insight North America LLC
200 Park Avenue, 7th Floor
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbol:	DITEX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0947AR0523

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Alan H. Howard, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the (the "SEC"). Mr. Howard is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,204 in 2022 and $36,928 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $13,304 in 2022 and $13,303 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,342 in 2022 and $3,342 in 2023. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $8,158 in 2022 and $8,158 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,309 in 2022 and $2,277 in 2023. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,224,030 in 2022 and $1,767,321 in 2023.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Intermediate Municipal Bond Fund, Inc.

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: July 18, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: July 18, 2023

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: July 18, 2023

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)